                                                                    EXHIBIT 32.1

                      CERTIFICATION OF CHIEF ADMINISTRATIVE
        OFFICER REGARDING PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

         I, Steven A. Schumm, the Chief Administrative Officer of the Enstar Income/Growth Program Five-B, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") filed with the Securities and Exchange Commission:

           - fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

           - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Steven A. Schumm
                                       ----------------------------------
                                       Steven A. Schumm
                                       Chief Administrative Officer
                                       November 14, 2003